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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 4, 2003


                             PARKER DRILLING COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-7573                    73-0618660
          --------                   ------                    ----------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)


              1401 Enclave Parkway, Suite 600, Houston, Texas 77077
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 406-2000

                                (Not Applicable)
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1 Press Release of Parker Drilling Company dated August 4, 2003, issued by the Registrant.

         99.2 Transcript of conference call held by Registrant at 10:00 a.m. CDST, on August 4, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 4, 2003, the Registrant issued its press release announcing a second quarter 2003 earnings results and updating 2003 guidance. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K.

         On August 4, 2003, the Registrant held a conference call at 10:00 a.m. to discuss second quarter 2003 earnings results, current operations, to update 2003 guidance and to answer questions. A copy of the transcript of this call is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2003

                                    PARKER DRILLING COMPANY


                                    By:  /s/ Robert L. Parker Jr.
                                       -----------------------------------------
                                       Robert L. Parker Jr.
                                       President and  Chief Executive Officer



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Exhibit Index
-------------


Exhibit No.                            Description
-----------                            -----------

   99.1           Press release dated August 4, 2003, issued by the Registrant.

   99.2 Transcript of conference call held on August 4, 2003 at 10:00 a.m. CDST.